Prospectus Supplement
John Hancock Funds III
John Hancock Disciplined Value Fund (the fund)
Supplement dated December 13, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
At a meeting held on December 10-12, 2024, the fund’s Board of Trustees approved a management fee reduction. As a result, the information in the “Annual fund operating expenses” table under the “Fees and expenses” section and the “Expense example” table in the “Fund summary” section of the Propsectus are amended and restated as follows to reflect the fund’s management fee schedule effective immediately:
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R4	R5	R6
Management fee[1]	0.57	0.57	0.57	0.57	0.57	0.57	0.57
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25	0.10	0.05	0.00
Additional other expenses	0.15 [2]	0.15 [2]	0.15 [2]	0.04 [2]	0.04 [2]	0.04 [2]	0.04 [2]
Total other expenses	0.15	0.15	0.15	0.29	0.14	0.09	0.04
Total annual fund operating expenses	0.97	1.72	0.72	1.11	0.96	0.66	0.61
Contractual expense reimbursement	-0.01 [3]	-0.01 [3]	-0.01 [3]	-0.01 [3]	-0.11 [3],[4]	0.00	0.00
Total annual fund operating expenses after expense reimbursements	0.96	1.71	0.71	1.10	0.85	0.66	0.61
1
“Management fee” has been restated to reflect the contractual management fee schedule effective December 12, 2024.
2
“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3
The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
4
The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Shares Sold							Shares Not Sold
Expenses ($)	A	C	I	R2	R4	R5	R6	C
1 year	593	274	73	112	87	67	62	174
3 years	793	541	229	352	295	211	195	541
5 years	1,009	932	400	611	520	368	340	932
10 years	1,629	1,831	894	1,351	1,168	822	762	1,831
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.

Additionally, effective immediately, the disclosure regarding the fund’s management fee schedule and the paragraph preceding the table in the “Fund details” section, under the heading “Who’s who — Management fee,” are amended and restated as follows:
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund. The fee schedule that follows became effective December 12, 2024.
Average daily net assets ($)	Annual rate (%)
First 500 million	0.700
Next 500 million	0.675
Next 500 million	0.650
Next 1 billion	0.625
Next 10 billion	0.575
Excess over 12.5 billion	0.500
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.